UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09751
FORTRESS REGISTERED INVESTMENT TRUST
(Exact name of Registrant as specified in charter)

1345 Avenue Of The Americas, 46th Floor, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 798-6100
Date of fiscal year end: December 31
Date of reporting period: September 30, 2009

Item 1. Consolidated Schedule of Investments (Unaudited).
The Registrant’s Consolidated Schedule of Investments as of September 30, 2009 is as follows:

				Income Recognized
	Investment	Cost (c) (d)		This Period	Fair Value	% of Net
Investment	Reference	(000s)	Description of Investment	(000s)	(000s)	Assets
Controlled Affiliate — Direct Investments (a)
NCS I LLC (e)	“Amresco”	$—	52.7% of the issued common equity (f)	$1,686	$—	—
NCS Assets LLC	“Amresco”	—	52.7% of the issued common equity of a private enterprise that holds 2 units in an LLC holding three commercial properties in the U.S.A. (f)	—	503	1.7%

Total Investments (b)		$—		$1,686	$503	1.7%

(a)	An affiliated company is a company in which Fortress Registered Investment Trust (“FRIT”) has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. An affiliate is controlled if greater than 50% of its equity is owned by FRIT or entities under common control with FRIT. When a controlled affiliate was established to hold a particular investment we have defined such investment as “indirect”.

(b)	The United States Federal income tax basis of FRIT’s investments at the end of the period was approximately $0 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $0.5 million (gross unrealized appreciation of $0.5 million and gross unrealized depreciation of $0).

(c)	Net of returns of capital, if any.

(d)	The purchase of Amresco occurred in 2001.

(e)	FRIT’s investment in NCS I LLC was distributed to FRIT’s shareholder in June 2009.

(f)	FRIT was entitled to 42.16% of the profits distributed by the investment after the entity’s manager’s profit allocation.
See notes to consolidated schedule of investments.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2009
1. FAIR VALUE MEASUREMENTS
GAAP establishes a hierarchy based upon the type of data used to determine fair value as follows:
▪	Level 1 — price quotes for identical investments are available in active markets as of the reporting date.

▪	Level 2 — pricing inputs, other than Level 1, are directly or indirectly observable as of the reporting date. This category includes quoted prices for similar investments in active markets, quoted prices for identical or similar investments (including genuine bids from third parties) in non-active markets (defined as markets where there are few transactions, prices are not current, public information is limited, or there is substantial variation in pricing), and observable inputs other than quoted prices that are used in valuation models (for example, interest rates and credit spreads). This category also includes interests in controlled affiliates whose fair value is predominantly attributable to investments in Level 1 type securities.

▪	Level 3 — unobservable inputs are based upon FRIT’s assessment of the assumptions that market participants would use in determining the exit price for the investment. This category includes interests in controlled affiliates whose fair value is significantly affected by assets or liabilities other than investments in Level 1 or Level 2 type securities. Valuations based upon information from third parties (such as pricing services or brokers) which was itself based significantly on unobservable inputs or was otherwise not supportable as a Level 2 input are classified as Level 3.
The fair value method adopted is required to maximize the usage of Level 1 or Level 2 (i.e. market observable) inputs. Where the valuation method used utilizes inputs that fall within different levels of the hierarchy, the classification of the fair value measure as a whole is determined by the lowest level of significant input used.
The fair value method used depends upon the nature of the investment and availability of inputs as follows:

Investment Type	Valuation Methodology
Common equity in public enterprises	Generally valued based upon the closing price quoted on the last trading date on or before the balance sheet date on the principal market (being that with the greatest volume and level of activity), or in the absence of a principal market, the most advantageous market (being that in which the seller would maximize proceeds after transaction costs), and classified in Level 1 of the fair value hierarchy.

A departure from the quoted price may be warranted to the extent that a significant post-closing announcement is made on or

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2009

Investment Type	Valuation Methodology
before the measurement date, or there are legal restrictions that would transfer upon a change in ownership of the stock. In these situations, FRIT will exercise judgment to determine a fair value, and a classification outside Level 1 may be appropriate.

Common equity in private enterprises	Private company investments are generally valued using one or more of the following methods:
1.	A market-multiple based approach utilizing a factor (for example: a price/earnings multiple or an EBITDA multiple, dividend yield, etc.) sourced from a comparable public company and adjusted to account for the different attributes (for example: liquidity, marketability, growth potential, earnings quality, financial leverage, quality of management, geographical differences, etc.) of the specific private company being measured, and then applied to that company’s actual or forecasted net operating income, earnings, EBITDA, dividend, etc. as applicable.

2.	A discounted cash flow analysis requiring the application of discount factors and terminal multiples to projected cash flows. Discount factors are usually derived using some market based inputs, for example: risk-free interest rates (being the return on U.S. government bonds, typically with a 20 year maturity), industry betas (being a measure of the volatility of a group of stocks participating in a particular industry relative to the market as a whole), industry risk premiums (being the return that investors demand above the risk-free interest rate to compensate for the additional risk of investing in companies within a particular industry), etc. Terminal multiples are generally based upon market transactions.

3.	To the extent that there are transactions in similar investments these will be considered in the determination of fair value. Greater emphasis is placed on those transactions for which sufficient observable data is available to enable FRIT to understand the basis of the price paid, and the comparability of the subject asset to FRIT’s own investment.

4.	External appraisers may be utilized to assist FRIT in the valuation of certain assets. Appraisers may utilize one or more of the methods described above. FRIT reviews all assumptions and inputs utilized by the appraisers.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2009

Investment Type	Valuation Methodology
The selection of valuation method is dependent upon the nature of the investment (for example, where the cash flows are highly predictable, a discounted cash flow model may be preferred) and the availability of observable inputs for similar companies (the existence of public companies similar to the investment might render the market-multiple based approach more significant).

In some cases, different valuation methods may be applied to different components of an enterprise, or greater emphasis placed on different valuation approaches, depending on the circumstances. For example, an enterprise might hold income producing (e.g. office buildings) and non-income producing assets (e.g. land). A market-multiple based approach would be less relevant to the valuation of the non-income producing assets.

All of the valuation methods used require significant judgment, and therefore generally result in a Level 3 fair value classification.

Preferred equity in public enterprises	Publicly traded preferred equity investments are generally valued based upon their closing quoted market price, as described under common equity above, and classified in Level 1 of the fair value hierarchy.

Preferred equity in private enterprises	Non-convertible, non-listed preferred equity is valued by reference to the effective yield on preferred equity or subordinated debt instruments of similar public or private companies. This yield is applied to the future expected cash flows to determine the fair value of the preferred equity being measured. Due to the assumptions implicit in determining an appropriate yield, these investments are generally classified within Level 3.

The fair value of convertible preferred equity has two components: i) the value associated with the preferred equity (described above) and; ii) the value associated with the option to convert the preferred instrument into common stock. The fair value of the latter component is calculated using an option pricing model (Black-Scholes model or lattice model). Inputs into these models include the price and expected volatility of the company’s common stock. Where the option is deep in the money, and exercisable, the value of the instrument may be calculated on an “as converted basis” (i.e. as if the conversion to common stock had taken place).

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2009

Investment Type	Valuation Methodology
Given the judgment implicit in valuing these preferred equity investments, they are classified within Level 3.

Shareholder notes to private enterprises	Shareholder notes are valued using an effective yield approach similar to that described for preferred equity. Due to the assumptions implicit in determining an appropriate yield, these investments are generally classified within Level 3.

Privately held real estate	Privately held real estate investments are valued using one or more of the following methods:
1.	An income based approach utilizing a discount factor (capitalization rate) sourced from industry data on similar property (residential, office, industrial) in a similar location and adjusted to account for the different attributes (for example: above or below market rent, occupancy levels, tenant credit profiles, capital expenditure requirements, lease expirations, etc.) of the specific property being measured, and then applied to that property’s actual or forecasted net operating income.

2.	Reference to sales data for similar properties to those being evaluated to develop dollar per square foot values that are then adjusted for those differences identified in 1. above.

3.	Determination of the change in fair value of the properties being evaluated through reference to the movement in industry benchmark data over the same period (for example, the index published by the National Council of Real Estate Investment Fiduciaries).

4.	Based on appraisals performed by third party valuation experts (who typically use one or more of the aforementioned methods). Management reviews and analyzes these appraisals to ensure it agrees with the conclusions reached.

The selection of valuation method is dependent primarily on the availability of observable inputs for similar properties.

Where more than one approach is taken to valuing the investment a range of values often results. Management exercises its judgment to select a fair value.

All of these methods require significant judgment, and therefore result in a Level 3 fair value classification.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2009

Investment Type	Valuation Methodology
REIT units	Units in Real Estate Investment Trusts that report their assets at fair value pursuant to the audit and accounting guide applicable to investment companies are generally valued based upon FRIT’s proportionate share of the net asset value reported by the REIT’s investment manager (after considering such manager’s allocation of profit, where applicable).

FRIT will review the valuation models prepared by the investment manager, or otherwise prepare its own analysis (as described under privately held real estate above) to verify the reported NAV.

Units in other Real Estate Investment Trusts are valued as common or preferred equity in public or private enterprises, as applicable, using one of the methods described under common equity in public enterprises or privately held real estate, as applicable. Usually, a Level 3 classification is deemed appropriate.

U.S. government securities	U.S. government securities are generally valued based upon their closing quoted market price, as described under common equity above. Where U.S. government securities that mature within three months are purchased close to the balance sheet date FRIT may utilize amortized cost to approximate fair value.

A classification in Level 1 of the fair value hierarchy is deemed appropriate.

Corporate debt securities	Investments in corporate debt are valued using market quotations sourced from brokers or pricing services where available. Generally, FRIT will seek at least two quotes for debt securities and, based on the data received, determine a mark that management believes most represents fair value. Management may support this determination through the preparation of a discounted cash flow analysis using discount factors based upon publicly available information on credit spreads for issues of similar term and credit quality where available. Quoted prices in active markets, or in non-active markets to the extent they are based on observable market inputs, are classified within Level 2, otherwise a Level 3 fair value classification is appropriate.

Convertible corporate debt is valued in manner similar to convertible preferred equity.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2009

Investment Type	Valuation Methodology
Non-performing loan portfolios and related securities	In the absence of comparative public data, investments in non-performing loan portfolios are valued using discounted cash flow analyses incorporating discount factors and assumptions regarding the value of collateral (where appropriate). In determining the appropriate discount rate, reference might be made to published credit spreads on assets or securities of similar credit quality and term.

Since significant judgment is required regarding the value of underlying collateral, and other assumptions, a Level 3 fair value classification is appropriate.

Where a security has a publicly quoted price FRIT will deem that to represent fair value, and a Level 1 or 2 classification would be appropriate.

Residential mortgage-backed securities	Investments in residential mortgage-backed securities are generally valued using quotations provided by dealers or pricing services developed either from recent transactions or proprietary valuation models. It is FRIT’s policy to obtain two or more quotes for all securities exceeding a certain threshold and, based on the data received, determine a mark that management believes most represents fair value. Management may support this determination through the preparation of a discounted cash flow analysis or the utilization of a pricing service. Where utilized, the discounted cash flow analysis uses discount factors, default rate and severity assumptions, prepayment speed assumptions, etc. based upon publicly available information on issuances of similar vintage and credit quality, and management’s own experience and expectations regarding these instruments.

The use of quotes results in a Level 2 or Level 3 classification, depending on how observable the inputs are (i.e. the greater the extent to which management can verify the inputs that the broker used to provide the quote the more appropriate a Level 2 classification).

The discounted cash flow method requires significant assumptions to be made, and therefore a Level 3 fair value classification applies.

Receivables	Certain securities backed by pools of receivables have publicly available pricing information, although such markets tend to be relatively inactive. For securities valued using such information, a Level 2 classification would be appropriate.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2009

Investment Type	Valuation Methodology
Where there is an absence of comparative public data, investments in pools of receivables are valued using discounted cash flow analyses incorporating discount factors and assumptions regarding the value of collateral (where appropriate). In determining the appropriate discount rate, reference might be made to published credit spreads on assets of similar credit quality and term.

Since significant judgment is required regarding the value of underlying collateral, and other assumptions, a Level 3 fair value classification is appropriate.

Reverse repurchase agreements	FRIT may enter into reverse repurchase agreements in order to partially finance an investment. For short term reverse repurchase agreements, fair value is assumed to equal the contractual repurchase amount. For longer term reverse repurchase agreements, fair value is calculated using discounted cash flow models. The discount rate is calculated based upon publicly available information on credit spreads for instruments of similar term and credit quality.

ABX Index	The ABX Index comprises a series of credit-default swaps based upon 20 bonds collateralized by subprime mortgages. Price quotes are obtained from a third party pricing service, based on actual observable market trades, and supported by quotes from brokers, and are classified within Level 2 of the fair value hierarchy.

Forward foreign currency contracts, foreign currency options and interest rate swaps	These over-the-counter derivative contracts are used for the purpose of hedging, in part, the risk of changes in foreign currency exchange rates or interest rates with respect to certain investments and are valued using industry standard models, with adjustments made for the credit quality of the counterparties or FRIT, if necessary. The primary inputs to these models, foreign currency exchange rates and forward interest rates, are publicly available and therefore these instruments are generally classified within Level 2 of the fair value hierarchy.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2009
The following summarizes the valuation of FRIT’s investments within the fair value hierarchy levels described above at September 30, 2009 (in thousands):

Investment	Underlying Investment	Level 3
Controlled Affiliates — Direct Investments
Common equity in private enterprises:

Real Estate — Commercial	N/A	$503

All investments valued by FRIT using significant Level 3 inputs described above at September 30, 2009 were valued based on internal models.

For the nine months ended September 30, 2009, the changes in investments measured at fair value using Level 3 inputs were as follows (in thousands):

				Net Realized
				and
	Underlying	Balance	Net Purchases	Unrealized	Balance
Investment	Investment	January 1, 2009	and (Sales)	Gains (Losses)	September 30, 2009
Controlled Affiliates — Direct Investments
Common equity in private enterprises:
Financial Services — Loan Servicing/Residential Mortgage-Backed Securities	N/A	$13,279	$(12,734)	$(545)	$—
Real Estate — Commercial	N/A	—	—	503	503

		$13,279	$(12,734)	$(42)	$503

The net amount of unrealized gains and (losses) relating to Level 3 investments still held at the reporting date is $0.5 million.

Item 2. Controls and Procedures.
(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-Q was recorded, processed, summarized, and reported timely.
(b)	There have not been changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period to which this report relates that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
(A)(1) Certification of Chief Executive Officer.
(A)(2) Certification of Chief Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Fortress Registered Investment Trust
By: /s/ John Morrissey
Name: John Morrissey
Title: Chief Financial Officer

Date: November 30, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: /s/ Wesley R. Edens
Name: Wesley R. Edens
Title: Chief Executive Officer

Date: November 30, 2009
By: /s/ John Morrissey
Name: John Morrissey
Title: Chief Financial Officer

Date: November 30, 2009